UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2017

Universal American Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35149	27-4683816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 South Broadway, Suite 1200, White Plains, New York	10601
(Address of Principal Executive Offices)	(Zip Code)

(914) 934-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction
As previously disclosed on November 17, 2016, in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Universal American Corp., a Delaware corporation (the “Company”), the Company is party to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 17, 2016, by and among the Company, WellCare Health Plans, Inc., a Delaware corporation (“WellCare”) and Wind Merger Sub, Inc., a Delaware corporation and indirect wholly-owned subsidiary of WellCare (“Merger Sub”), pursuant to which, on April 28, 2017 (the “Closing Date”), Merger Sub merged with and into the Company, with the Company surviving as an indirect wholly-owned subsidiary of WellCare (the “Merger”).
Item 1.01. Entry into a Material Definitive Agreement
On the Closing Date, the Company and U.S. Bank National Association, as trustee under the indenture dated as of June 27, 2016 (the “Indenture”) governing the Company’s 4.00% Convertible Senior Notes due 2021 (the “Convertible Notes”), entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture providing that, at and after the Closing Date, conversions pursuant to the conversion rights under the Indenture are changed  to the right to receive the Per Share Merger Consideration in an amount calculated pursuant to the terms of the Indenture and the Merger, including, for conversions “in connection with” (as defined in the Indenture) the Merger, an increased conversion rate because the Merger constitutes a “Make-Whole Fundamental Change” under the terms of the Convertible Notes.
The foregoing summary description of the Supplemental Indenture and certain terms of the Indenture do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Supplemental Indenture, which is attached as Exhibit 4.1 hereto, and the full text of the Indenture, which was filed as Exhibit 4.5 to the Periodic Report on Form 10-Q filed by the Company with the SEC on August 4, 2016, and which is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On the Closing Date, WellCare completed the acquisition of the Company through the Merger. At the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (the “Common Stock”) (other than (i) any shares held by the Company as treasury shares or shares owned by the Company or any of its wholly-owned subsidiaries or by WellCare or any of its affiliates (including Merger Sub) and (ii) shares of Common Stock for which the holder thereof (x) did not vote in favor of the Merger or consent to it in writing and (y) was entitled to demand and has demanded the appraisal of such shares in accordance with, and has complied in all respects with, the Delaware General Corporation Law (collectively, the “Excluded Shares”)) was automatically cancelled and converted into the right to receive $10.00 per share in cash, without interest (the “Per Share Merger Consideration”), less any required withholding taxes.
At the Effective Time, each option to acquire shares of Common Stock (each, a “Company Option”) was treated as follows: each Company Option outstanding immediately prior to the Effective Time, whether or not then exercisable or vested, was cancelled and converted into the right to receive a cash payment equal to the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such stock option multiplied by the aggregate number of shares of common stock in respect of such Company Option immediately before the Effective Time. At the Effective Time, each share of restricted Common Stock (each, a “Restricted Share”) that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive an amount in cash
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equal to the Per Share Merger Consideration. The right to receive the foregoing consideration with respect to Company Options and Restricted Shares: (i) vested and was payable with respect to Company Options or Restricted Shares that were vested as of the Effective Time in accordance with their terms, at the Effective Time and (ii) will vest and be payable with respect to Company Options or Restricted Shares that are not vested in accordance with their terms at the Effective Time, in each case, subject to the applicable holder’s continued employment through the applicable vesting date, on the earlier of (A) the 12-month anniversary of the date that the Effective Time occurs (or the next payroll date following such anniversary) and (B) the next payroll date following the date on which such Company Option or Restricted Share, as applicable, would have otherwise vested in accordance with its terms, and in all cases, without any interest for the period from the Effective Time until such date, provided, that, Restricted Shares that were granted in 2017 to employees converted into an equivalent cash award based on the Per Share Merger Consideration and shall vest and be payable in accordance with the scheduled vesting terms of such awards, without any interest for the period from the Effective Time until such date. If the employment with WellCare (or any of its affiliates) of a holder of Company Options or Restricted Shares is, prior to the applicable payment date, terminated by WellCare (or any of its affiliates) for any reason other than “Cause” (as defined for purposes of the Merger Agreement) or by the holder for “Good Reason” (as defined for purposes of the Merger Agreement), the payment in respect of the Company Options or Restricted Shares, as applicable, will be accelerated to the next practicable payroll date after the date of termination.  Company Options and Restricted Shares owned by members of management and the Board of Directors were treated the same as outstanding Company Options and Restricted Shares held by other employees, except that any unvested awards owned by members of the Board of Directors accelerated and vested at the Effective Time.
In addition following the consummation of the Merger, each holder of the Company’s Convertible Notes has the right to (i) pursuant to the Supplemental Indenture, convert its Convertible Notes into the right to receive the Per Share Merger Consideration in an amount calculated pursuant to the terms thereof (including, for conversions “in connection with” (as defined in the Indenture) the Merger, an increased conversion rate because the Merger constitutes a “Make-Whole Fundamental Change” under the terms of the Convertible Notes), or (ii) require that the Company repurchase such holder’s Convertible Notes, which repurchase shall be for the principal amount plus accrued and unpaid interest and settled in cash. These conversion and repurchase rights will be exercisable until May 30, 2017. The Company will send additional information regarding these rights to noteholders in accordance with the Indenture.
WellCare has agreed to cause the Company to redeem each share of its Series A Mandatorily Redeemable Preferred Shares, par value $0.01 per share, that is issued and outstanding as of the Effective Time.
The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 21, 2016, and is incorporated by reference into this Item 2.01.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
In connection with the closing of the Merger, the Company notified the New York Stock Exchange (“NYSE”) on April 28, 2017 that the Merger had been consummated. The Company requested that the NYSE delist its Common Stock on April 28, 2017, and as a result, trading of the Common Stock on the NYSE was suspended prior to the
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opening of the NYSE on April 28, 2017. The Company also requested that the NYSE file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of its Common Stock from the NYSE and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in the Introduction and under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this item 3.03.
Pursuant to the terms of the Merger Agreement, at the Effective Time the shares of the Company’s Common stock were converted into the right to receive the Per Share Merger Consideration, less any required withholding taxes.
Item 5.01. Changes in Control of Registrant.
The information set forth in the Introduction and under Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this item 5.01.
As a result of the consummation of the Merger, a change in control of the Company occurred. Following the consummation of the Merger, the Company became an indirect wholly-owned subsidiary of WellCare.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the terms of the Merger Agreement, effective as of the Effective Time, each of Richard A. Barasch, Sally W. Crawford, Matthew W. Etheridge, Mark K. Gormley, Mohit Kaushal and Patrick J. McLaughlin resigned from his or her respective position as a director or officer, as applicable, of the Company.  Immediately following the Merger, the directors of Merger Sub as of immediately prior to the Effective Time became the directors of the Company and the officers of Merger Sub as of immediately prior to the Effective Time became the officers of the Company.
Additionally, effective as of the Effective Time, (i) each of Adam C. Thackery, Chief Financial Officer, Stephen H. Black, Chief Administrative Officer, and Anthony L. Wolk, Executive Vice President, General Counsel and Secretary will continue with the Company and retain his respective title but will no longer be an executive officer of the Company, (ii) David Monroe, Chief Accounting Officer and Senior Vice President of Finance will continue with the Company and retain his title but will no longer be the principal accounting officer of the Company, and (iii) Erin G. Page, President, Medicare of the Company, will continue with the Company and retain her title leading the Medicare Advantage business in Texas, New York and Maine, and Texas Accountable Care Organizations, but she will no longer be an executive officer of the Company.
The directors and officers of the Company that have resigned in such capacities voluntarily resigned and did not resign because of a disagreement with the Company or any matter relating to the Company’s operations, policies or practices.
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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation set forth as Exhibit A to the Merger Agreement and as so amended became the certificate of incorporation of the Company until further amended as provided therein and by applicable law (the “Amended and Restated Certificate of Incorporation”).  A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03. In addition, the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, became the by-laws of the Company (the “Amended and Restated Bylaws”), except that references to the name of Merger Sub were replaced by the name of the Company. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.
On April 28, 2017, the Company and WellCare issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

The information under this Item 7.01 along with Exhibit 99.1 attached hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Exhibit Description
2.1
Agreement and Plan of Merger, dated as of November 17, 2016, by and among the Company, WellCare and Merger Sub (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 21, 2016).

3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
4.1	Supplemental Indenture, between the Company and U.S. Bank National Association, dated as of April 28, 2017.
99.1	Press release of the Company and WellCare, dated April 28, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN CORP.

	By:	/s/ Andrew L. Asher
Name: Andrew L. Asher
Title: President and Chief Financial Officer

Date: April 28, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description
2.1
Agreement and Plan of Merger, dated as of November 17, 2016, by and among the Company, WellCare and Merger Sub (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 21, 2016).

3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
4.1	Supplemental Indenture, between the Company and U.S. Bank National Association, dated as of April 28, 2017.
99.1	Press release of the Company and WellCare, dated April 28, 2017.